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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2005

EASTERN AMERICAN NATURAL GAS TRUST
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-1174 (Commission File Number)	36-7034603 (I.R.S. Employer Identification No.)
JPMorgan Chase Bank, N.A., Trustee Institutional Trust Services 700 Lavaca Austin, Texas 78701 (Address of principal executive offices)

Registrant's Telephone Number, including area code: (800) 852-1422

(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

        On December 1, 2005 the Registrant issued a press release announcing that the independent financial advisor retained by the Registrant to assist with an evaluation of the exchange offer commenced by Ensource Energy Income Fund LP on November 28, 2005 has rendered a written opinion to the effect that, based upon and subject to the matters set forth therein, the terms of the Ensource offer, taken as a whole, are not fair, from a financial point of view, to the holders of Trust units, and that the Trust has filed a Statement on Schedule 14D-9 with the Securities and Exchange Commission in which, based in part on the opinion of the financial advisor, the Trust recommends that Unitholders not tender their units in the exchange offer. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01

ITEM 9.01. Financial Statements and Exhibits.

  (d)
  Exhibits.

  99.1
  Press Release dated December 1, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Eastern American Natural Gas Trust
	By:	JPMorgan Chase Bank, N.A., as Trustee
	By:	/s/ Mike Ulrich
	Name:	Mike Ulrich
	Title:	Vice President
Date: December 1, 2005

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated December 1, 2005.

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SIGNATURES